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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) January 24, 2002


                               PEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



    Tennessee                    333-60599                      62-0852576
 ---------------          -----------------------           ------------------
 (State or other          (Commission File Number)            (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)




             5110 Maryland Way, Suite 300 Brentwood, Tennessee 37027
               (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (615) 371-7300





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ITEM 3. BANKRUPTCY RECEIVERSHIP.


         On January 24, 2002, Pen Holdings, Inc., a Tennessee corporation ("Pen Holdings") and five of its subsidiaries (collectively, the "Company") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Middle District of Tennessee (the "Bankruptcy Court") (Joint Administration Case
Number: 302-00979). The Company will continue to operate its business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On January 25, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.




ITEM 7. EXHIBITS.

(c)

Exhibit No.                Document Description
-----------                --------------------

Exhibit 99.1               Press Release dated January 25, 2002



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PEN HOLDINGS, INC.


Dated:  February 1, 2002                         By:  /s/ Mark A. Oldham
                                                     --------------------------
                                                 Name: Mark A. Oldham
                                                 Title: Chief Financial Officer



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                                  Exhibit Index


Exhibit No.                Document Description
-----------                --------------------
Exhibit 99.1               Press Release dated January 25, 2002